                                                                    Exhibit  4.2


            UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

            THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY

FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A TRANSACTION INVOLVING A MINIMUM PURCHASE PRICE OF $250,000 FOR SUCH SECURITIES FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE
(D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN THE CASE OF ANY OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE COMPANY AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

                            LAMAR ADVERTISING COMPANY


                    8 5/8% SENIOR SUBORDINATED NOTE DUE 2007


No. A-1                                                CUSIP No. 512815 AC 5

                                                                    $200,000,000


            LAMAR ADVERTISING COMPANY, a Delaware corporation, promises to pay to Cede & Co., or registered assigns, the principal sum of $200,000,000, on September 15, 2007.



            Interest Payment Dates:       March 15 and September 15,
                                          commencing March 15, 1998.

            Record Dates:                 March 1 and September 1, commencing
                                          March 1, 1998 (whether or nor a
                                          business day).



            Additional provisions of this Note are set forth on the other side of this Note.

            IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.

                                       LAMAR ADVERTISING COMPANY


                                       By: /s/ Keith A. Istre
                                           ------------------------------
                                      Name:
                                     Title:

                                       By: /s/ Kevin P. Reilly
                                           ------------------------------
                                      Name:
                                     Title:

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION
Dated:  September 25, 1997
STATE STREET BANK AND TRUST COMPANY

as Trustee, certifies that this is one of the 8 5/8%
Senior Subordinated Notes referred to in the Indenture


    By: /s/ Andrew Sinasky
        ------------------------------
        Authorized Signatory

                          REVERSE SIDE OF INITIAL NOTE
                            LAMAR ADVERTISING COMPANY

                   8 5/8% SENIOR SUBORDINATED NOTE DUE 2007
1.  INTEREST.

            Lamar Advertising Company, a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note semiannually on March 15 and September 15 of each year (each an "Interest Payment Date"), commencing on March 15, 1998 at the rate of 8 5/8% per annum. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Interest shall accrue from the most recent date to which interest has been paid or duly provided for, or if no interest has been paid or duly provided for, from September 25, 1997.

            The Company shall pay interest on overdue principal, and on overdue premium, if any, and overdue interest, to the extent lawful, at a rate equal to the rate of interest otherwise payable on the Notes.

            The Company and the Guarantors will use their reasonable best efforts to have the Exchange Offer Registration Statement or, if applicable, the Shelf Registration Statement (each a "Registration Statement") declared effective by the Commission as promptly as practicable after the filing thereof. If (i) the Shelf Registration Statement or Exchange Offer Registration Statement, as applicable under the Exchange and Registration Rights Agreement is not filed with the Commission on or prior to 60 days after the Issue Date, (ii) the Exchange Offer Registration Statement or, as the case may be, the Shelf Registration Statement, is not declared effective within 120 days after the Issue Date, (iii) the Exchange Offer is not consummated on or prior to 150 days after the Issue Date, or (iv) the Shelf Registration Statement is filed and declared effective after the Issue Date but shall thereafter cease to be effective (at any time that the Company is obligated to maintain the effectiveness thereof) without being succeeded within 45 days by an additional Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the Company and the Guarantors will pay liquidated damages to each holder of Transfer Restricted Securities, during the period of such Registration Default, in an amount equal to $0.192 per week per $1,000 principal amount of the Notes held by such holder until the applicable

Registration Statement is filed or declared effective, the Exchange Offer is consummated or the Shelf Registration Statement again becomes effective, as the case may be. All accrued liquidated damages shall be paid to holders in the same manner as interest payments on the Notes on semi-annual payment dates which correspond to interest payment dates for the Notes. Following the cure of all Registration Defaults, the accrual of liquidated damages will cease. The Trustee shall have no responsibility with respect to the determination of the amount of any such liquidated damages. For purposes of the foregoing, "Transfer Restricted Securities" mean each Initial Note until (i) the date on which such Initial Note has been exchanged for a freely transferable Exchange Note in the Exchange Offer, (ii) the date on which such Initial Note has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement, or (iii) the date on which such Initial Note is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

2.  METHOD OF PAYMENT.

            The Company will pay interest on this Note provided for in Paragraph 1 above (except defaulted interest) to the person who is the registered Holder of this Note at the close of business on the Record Date immediately preceding the Interest Payment Date. The Holder must surrender this Note to a Paying Agent to collect principal payments. The Company will pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts; provided, however, that so long as this Note is a Global Note such payments will be made in immediately available funds and the Company may pay principal, premium, if any, and interest on a Note which is not a Global Note by check payable in such money. The Company may mail an interest check with respect to any Note that is not a Global Note to the Holder's registered address.

3.  PAYING AGENT AND REGISTRAR.

            Initially, State Street Bank and Trust Company, a trust company duly organized under the laws of the Commonwealth of Massachusetts (the "Trustee"), will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to the Holders of the Notes. Neither the Company nor any of its Subsidiaries or Affiliates may act as Paying Agent but may act as registrar or co-registrar.

4.  INDENTURE; RESTRICTIVE COVENANTS.

            The Company issued this Note under an Indenture dated as of September 25, 1997 (the "Indenture") among the Company, the Guarantors and the Trustee. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date of the Indenture. This
Note is subject to all such terms, and the Holder of this Note is referred to the Indenture and said Trust Indenture Act for a statement of them. All capitalized terms in this Note, unless otherwise defined, have the meanings assigned to them by the Indenture.

            The Notes are general unsecured obligations of the Company limited to $200,000,000 aggregate principal amount. The Indenture imposes certain restrictions on, among other things, the incurrence of Indebtedness and Liens by the Company and its Restricted Subsidiaries, mergers and sale of assets, the payment of dividends on, or the repurchase of, Capital Stock of the Company and its Restricted Subsidiaries, certain other Restricted Payments by the Company and its Restricted Subsidiaries and certain transactions with Affiliates.

5.  SUBORDINATION.

            The Indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture, subordinated and subject in right of payment to the prior payment in full in cash of all Senior Indebtedness, and this Note is issued subject to such provisions. Each Holder of this Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee, on behalf of such Holder, to take such action as may be necessary or appropriate to effectuate the subordination as provided in the Indenture and (c) appoints the Trustee attorney-in-fact of such Holder for such purpose.

6.  OPTIONAL REDEMPTION.

            The Notes will be redeemable at the option of the Company, in whole or in part, at any time on or after

September 15, 2002 at the following redemption prices (expressed as a percentage of principal amount), together, in each case, with accrued and unpaid interest to (but not including) the redemption date, if redeemed during the twelve-month period beginning on September 15, of each year listed below:

             Year                                    Percentage
             ----                                    ----------
             2002................................        104.313%
             2003................................        102.875%
             2004................................        101.438%
             2005 and thereafter.................        100.000%


            Notwithstanding the foregoing, the Company may redeem in the aggregate up to $60 million of the original principal amount of the Notes at any time and from time to time prior to September 15, 2000 at a redemption price equal to 108.625% of the aggregate principal amount so redeemed, plus accrued interest to but not including the redemption date out of the Net Proceeds of one or more Public Equity Offerings; provided that at least $140 million of the aggregate principal amount of the Notes originally issued remain outstanding immediately after the occurrence of any such redemption and that any such redemption occurs within 120 days following the closing of any such Public Equity Offering.

7.  NOTICE OF REDEMPTION.

            Notice of redemption will be mailed via first-class mail at least 30 days but not more than 60 days prior to the redemption date to each Holder of Notes to be redeemed at its registered address as it shall appear on the register of the Notes maintained by the Registrar. On and after any Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption unless the Company shall fail to redeem any such Note.

8.  OFFERS TO PURCHASE.

            The Indenture requires that certain proceeds from Asset Sales be used, subject to further limitations contained therein, to make an offer to purchase certain amounts of Notes in accordance with the procedures set forth in the Indenture. The Company is also required to make an offer to purchase Notes upon occurrence of a Change of Control in accordance with procedures set forth in the Indenture.

9.  DENOMINATIONS, TRANSFER, EXCHANGE.

            The Notes are in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, a Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Note selected for redemption or register the transfer of or exchange any Note for a period of 15 days before a selection of Notes to be redeemed or any Note after it is called for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

10.  PERSONS DEEMED OWNERS.

            The registered Holder of this Note may be treated as the owner of it for all purposes.

11.  UNCLAIMED MONEY.

            If money for the payment of principal, premium or interest on any Note remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its written request. After that, Holders entitled to money must look to the Company for payment as general creditors unless an "abandoned property" law designates another person.

12.  AMENDMENT, SUPPLEMENT AND WAIVER.

            Subject to certain exceptions, the Indenture or the Notes may be modified, amended or supplemented by the Company, the Guarantors and the Trustee with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding and any existing default or compliance with any provision may be waived in a particular instance with the consent of the Holders of a majority in principal amount of the Notes then outstanding. Without the consent of Holders, the Company, the Guarantors and the

Trustee may amend the Indenture or the Notes or supplement the Indenture for certain specified purposes including providing for uncertificated Notes in addition to certificated Notes, and curing any ambiguity, defect or inconsistency, or making any other change that does not adversely affect the rights of any Holder.

13.  DEFAULTS AND REMEDIES.

            If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of Notes then outstanding may declare all the Notes to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity reasonably satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of any continuing Default or Event of Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interest.

14.  TRUSTEE DEALINGS WITH THE COMPANY.

            The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, any Guarantor or their Affiliates, and may otherwise deal with the Company, any Guarantor or their Affiliates, as if it were not Trustee.

15.  NO RECOURSE AGAINST OTHERS.

            As more fully described in the Indenture, a director, officer, employee or stockholder, as such, of the Company or any Guarantor shall not have any liability for any obligations of the Company or any Guarantor under the Notes or the Indenture or for any claim based on, in respect or by reason of, such obligations or their creation. The Holder of this Note by accepting this Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Note.

16.  DEFEASANCE AND COVENANT DEFEASANCE.

            The Indenture contains provisions for defeasance of the entire indebtedness on this Note and for defeasance of certain covenants in the Indenture upon compliance by the Company with certain conditions set forth in the Indenture.

17.  ABBREVIATIONS.

            Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (Uniform Gifts to Minors
Act).

18.  CUSIP NUMBERS.

            Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP Numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders of the Notes. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

19.  GOVERNING LAW.

            THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES TO THE INDENTURE AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE OR THIS NOTE.

            THE COMPANY WILL FURNISH TO ANY HOLDER OF A NOTE UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE. REQUESTS MAY BE MADE
TO: LAMAR ADVERTISING COMPANY, 5551 CORPORATE BOULEVARD, BATON ROUGE, LOUISIANA 70808, ATTENTION: CHIEF FINANCIAL OFFICER.

                                   ASSIGNMENT

I or we assign and transfer this Note to:

(Insert assignee's social security or tax I.D. number)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
(Print or type name, address and zip code of assignee) and irrevocably appoint:

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------


Agent to transfer this Note on the books of the Company. The Agent may substitute another to act for him.

Date:                         Your
     ----------------------
Signature:
          -------------------------


                   -----------------------------------------
                  (Sign exactly as your name appears on the other side of this Note)

Signature Guarantee:
                   -----------------------------------------

                                    GUARANTEE


            Each Guarantor (the "Guarantor", which term includes any successor Person under the Indenture) has unconditionally guaranteed, on a senior subordinated basis, jointly and severally, to the extent set forth in the Indenture and subject to the provisions of the Indenture, (a) the due and punctual payment of the principal of, and premium, if any, and interest on the Notes, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal of, and interest on the Notes, to the extent permitted by law and the due and punctual performance of all other Obligations of the Company to the Noteholders or the Trustee all in accordance with the terms set forth in the Indenture, and (b) in case of any extension of time of payment or renewal of any Notes or any of such other Obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, at stated maturity, by acceleration or otherwise.

            The obligations of each Guarantor to the Noteholders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in
Article 10 of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee.

            This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

Guarantors:

                                        THE LAMAR CORPORATION
                                        INTERSTATE LOGOS, INC.
                                        LAMAR ADVERTISING OF COLORADO
                                          SPRINGS, INC.
                                        LAMAR ADVERTISING OF JACKSON,
                                          INC.
                                        LAMAR ADVERTISING OF MOBILE,
                                          INC.
                                        LAMAR ADVERTISING OF SOUTH
                                          GEORGIA, INC.

                                        LAMAR ADVERTISING OF SOUTH
                                          MISSISSIPPI, INC.
                                        LAMAR ADVERTISING OF
                                          YOUNGSTOWN, INC.
                                        TLC PROPERTIES, INC.
                                        MISSOURI LOGOS, INC.
                                        NEBRASKA LOGOS, INC.
                                        OKLAHOMA LOGO SIGNS, INC.
                                        UTAH LOGOS, INC.
                                        OHIO LOGOS, INC.
                                        GEORGIA LOGOS, INC.
                                        KANSAS LOGOS, INC.
                                        LAMAR PENSACOLA TRANSIT, INC.
                                        LAMAR TENNESSEE LIMITED
                                          PARTNER, INC.
                                        LAMAR TEXAS GENERAL PARTNER,
                                          INC.
                                        MICHIGAN LOGOS, INC.
                                        MINNESOTA LOGOS, INC.
                                        MISSISSIPPI LOGOS, INC.
                                        NEW JERSEY LOGOS, INC.
                                        SOUTH CAROLINA LOGOS, INC.
                                        TENNESSEE LOGOS, INC.
                                        TEXAS LOGOS, INC.
                                        TLC PROPERTIES II, INC.
                                        VIRGINIA LOGOS, INC.
                                        LAMAR ADVERTISING OF
                                          HUNTINGTON-BRIDGEPORT, INC.
                                        LAMAR ADVERTISING OF PENN,
                                          INC.
                                        LAMAR ADVERTISING OF MICHIGAN,
                                          INC.
                                        LAMAR ADVERTISING OF MISSOURI,
                                          INC.
                                        CANADIAN TODS LIMITED
                                        NEVADA LOGOS, INC.
                                        KENTUCKY LOGOS, INC.
                                        FLORIDA LOGOS, INC.
                                        LAMAR ELECTRICAL, INC.



                                       By: /s/ Keith A. Istre
                                          -----------------------------------
                                     Name:
                                     Title:

ATTEST:
/s/ Kevin P. Reilly
-----------------------

                                    LAMAR TEXAS LIMITED PARTNERSHIP

                                    By:  Lamar Texas General Partner,
                                         Inc., its General Partner

                                       By:  /s/ Keith A. Istre
                                           ------------------------------
                                      Name:
                                     Title:

ATTEST:

/s/ Kevin P. Reilly
-----------------------------
Name:
Title:

                                    LAMAR TENNESSEE LIMITED PARTNERSHIP
                                    LAMAR TENNESSEE LIMITED PARTNERSHIP
                                    II

                                    By:  The Lamar Corporation, their
                                         General Partner

                                       By:  /s/ Keith A. Istre
                                           --------------------------------
                                      Name:
                                     Title:

ATTEST:

/s/ Kevin P. Reilly
----------------------------
Name:
Title:

                                    LAMAR AIR, L.L.C.

                                    By:  The Lamar Corporation, its
                                         Manager

                                       By:  /s/ Keith A. Istre
                                            -----------------------------
                                      Name:
                                     Title:

ATTEST:

/s/ Kevin P. Reilly
--------------------------
Name:
Title:

                                    MINNESOTA LOGOS, A PARTNERSHIP

                                    By:  Minnesota Logos, Inc. its
                                         General Partner

                                       By:  /s/ Keith A. Istre
                                            -------------------------------
                                      Name:
                                     Title:

ATTEST:

/s/ Kevin P. Reilly
-------------------------
Name:
Title:

    CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER
                              RESTRICTED SECURITIES
This certificate relates to $________________ principal amount of Notes held in (check applicable space) _____book-entry or_____ definitive form by the undersigned.

The undersigned (check one box below):

/ / has requested the Trustee by written order to deliver in exchange for its beneficial interest in the Global Note held by the Depository a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above);

/ / has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Notes are being transferred in accordance with its terms:

CHECK ONE BOX BELOW:

             (1)     / /       to the Company; or
             (2)     / /       pursuant to an effective registration
                               statement under the Securities Act of 1933;
                               or
             (3)     / /       inside the United States to a "qualified
                               institutional buyer" (as defined in Rule
                               144A under the Securities Act of 1933) that
                               purchases for its own account or for the
                               account of a qualified institutional buyer
                               to whom notice is given that such transfer
                               is being made in reliance on Rule 144A, in
                               each case pursuant to and in compliance with
                               Rule 144A under the Securities Act of 1933;
                               or
             (4)     / /       outside the United States in an offshore
                               transaction within the meaning of Regulation S
                               under the Securities Act in compliance with Rule
                               904 under the Securities Act of 1933; or
             (5)     / /       pursuant to another available exemption from
                               registration such as the exemption provided by Rule 144 under the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.


                                           ---------------------------------
                                                     Signature
Signature Guarantee:


-----------------------------              ---------------------------------
Signature must be guaranteed                         Signature

-----------------------------------------------------------------------------


            TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.
            The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
       ------------------------        -----------------------------------
                                       NOTICE:      To be executed by
                                                    an executive officer



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
            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY
            The following increases or decreases in this Global Note have been made:


Date of         Amount of      Amount of      Principal       Signature of
Exchange        decrease in    increase in    amount of this  authorized
                Principal      Principal      Global Note     officer of
                Amount of      Amount of      following such  Trustee or
                this Global    this Global    decrease or     Custodian
                Note           Note           increase

                       OPTION OF HOLDER TO ELECT PURCHASE

            If you want to elect to have all or any part of this Note purchased by the Company pursuant to Section 4.14 or Section 4.21 of the Indenture, check the appropriate box:

                   / / Section 4.14          / / Section 4.21

            If you want to have only part of the Note purchased by the Company pursuant to Section 4.14 or Section 4.21 of the Indenture, state the amount you elect to have purchased:

$
---------------------


Date:
     --------------------


            Your Signature:
                           ---------------------------------------------
            (Sign exactly as your name appears on the face of this Note)




-------------------------------------
Signature Guaranteed


                                       21